                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


================================================================================
                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

================================================================================

Date of Report (Date of earliest event reported):     March 31, 1997


                              NEWPORT CORPORATION
               (Exact name of Registrant as specified in charter)



         Nevada                      0-1649                 094-0849175
(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)              File Number)         Identification No.)


                 1791 Deere Avenue, Irvine, California  92606
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (714) 863-3144


                                 Not Applicable
        (Former name or former address, if changed, since last report)

ITEM 5. OTHER EVENTS

     On March 31, 1997, Newport Corporation announced that its Board of Directors has authorized a program to repurchase up to approximately 1% of its outstanding Common Stock as part of a buy-back program that it will put into effect immediately. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Businesses Acquired.

            Not Applicable.

        (b) Pro Forma Financial Information.

            Not Applicable.

        (c) Exhibits.

            99.1  Press Release, dated March 31, 1997.



                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NEWPORT CORPORATION



Date:  March 31, 1997                    By:  /s/ ROBERT C. HEWITT
                                              -------------------------------
                                              Robert C. Hewitt
                                              Vice President, Chief Financial
                                              Officer and Secretary

                                 EXHIBIT INDEX


    Exhibit Number      Description                              Page
    --------------      -----------                              ----

         99.1           Press Release, dated March 31, 1997.      4



                                       3